Supplement dated December 2, 2015

to the Prospectus and Summary Prospectus dated May 1, 2015 for the following Fund:

COLUMBIA ACORN TRUST Columbia Acorn SelectSM

Following the death of Robert A. Chalupnik, CFA, a former co-portfolio manager of Columbia Acorn Select, Columbia Wanger Asset Management, LLC (“CWAM”), the Fund’s investment manager, appointed David A. Frank, CFA, a portfolio manager and analyst at CWAM, as a co-portfolio manager of the Fund.

Accordingly, the Summary of the Fund – Fund Management and More Information About the Fund – Primary Service Providers – Portfolio Managers sections included in the Fund’s Prospectus and Summary Prospectus are hereby supplemented immediately by replacing all references to Mr. Chalupnik with references to Mr. Frank. As a member of CWAM’s domestic analyst team, Mr. Frank’s service with Columbia Acorn Select commenced in 2002. Mr. Frank has been associated with CWAM or its predecessors since 2002 and has been a Vice President of Columbia Acorn Trust since 2014. Mr. Frank began his investment career in 1998 and earned a B.A. from Yale University and an M.B.A. from the University of Chicago.

Shareholders should retain this Supplement for future reference.

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